UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 22, 2004

CHAPEAU, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	033-01289-D	87-0431831
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

10 Greg Street, Sparks, Nevada 89431

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (916) 941-6319

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Thomas J. Manz resigned as a director of Chapeau, Inc., effective as of October 22, 2004, citing his need to dedicate more time to his real estate development business and spend more personal time with his family.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2004

CHAPEAU, INC.

(Registrant)

By:   /s/ GUY A. ARCHBOLD

Guy A. Archbold

Chief Executive Officer